                                  SCHEDULE 14A
                                 (RULE 14A-101)


                         INFORMATION REQUIRED IN PROXY


                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.    )



Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:
[_] Preliminary Proxy Statement   [_] Confidential, For Use of the Commission
                                      Only (as Permitted by Rule 14a-6(e) (2))

[X] Definitive Proxy Statement
[_] Definitive Additional Materials
[_] Soliciting Material Pursuant to Rule 14a-1 1(c) or Rule 14a-12

                           AMERAC ENERGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                BOARD OF DIRECTORS OF AMERAC ENERGY CORPORATION
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------

    (5) Total fee paid:
        ------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------

    (3) Filing Party:
        ------------------------------------------------------------------------

    (4) Date Filed:
        ------------------------------------------------------------------------

                           AMERAC ENERGY CORPORATION
                           1201 LOUISIANA, SUITE 3350
                              HOUSTON, TEXAS 77002


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 28, 1997



To the Stockholders of Amerac Energy Corporation:

   It is my pleasure to invite you to attend the 1997 Annual Meeting of Stockholders (the "Meeting") of Amerac Energy Corporation (the "Company"), which will be held in the Highland Room of the Four Seasons Hotel, 1300 Lamar, Houston, Texas 77010, on May 28, 1997, at 2:00 p.m., local time. The Meeting is being held to consider and take action with respect to the following matters:

   (1) To elect six directors;
   (2) To ratify and approve the selection of Price Waterhouse LLP as the Company's independent auditors for the 1997 fiscal year; and
   (3) To transact such other business as may properly come before the Meeting or any adjournment thereof.

   Only the holders of shares of the Common Stock of record on the books of the Company at the close of business on April 15, 1997, will be allowed to vote at the Meeting, or any adjournment thereof.

   A copy of the Company's Annual Report for the fiscal year ended December 31, 1996, accompanies this notice.

   WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO COMPLETE, DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY AT YOUR EARLIEST CONVENIENCE. A REPLY ENVELOPE IS PROVIDED FOR SUCH PURPOSE WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.


                                  By Order of the Board of Directors,

                                   /s/ Richard B. Hallett

                                  RICHARD B. HALLETT
                                  Vice President-Chief Financial Officer and
                                  Secretary

April 18, 1997

                           AMERAC ENERGY CORPORATION
                           1201 LOUISIANA, SUITE 3350
                              HOUSTON, TEXAS 77002

                                PROXY STATEMENT

                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 28, 1997



   This Proxy Statement is submitted in connection with the solicitation of Proxies by the Board of Directors of Amerac Energy Corporation, a Delaware corporation (the "Company"), for the Annual Meeting of Stockholders to be held in the Highland Room of the Four Seasons Hotel, 1300 Lamar, Houston, Texas 77010, on May 28, 1997 at 2:00 p.m., local time, or any adjournment thereof (the "Meeting"), pursuant to the enclosed Notice of the Meeting. The approximate date this Proxy Statement and the enclosed form of Proxy are first being sent to the Company's Stockholders is April 27, 1997.

                         INFORMATION CONCERNING PROXIES

   The persons named as Proxies are Richard B. Hallett and Jeffrey B. Robinson, both of whom are presently officers of the Company, and Mr. Robinson is a director of the Company. Stock represented at the Meeting by the enclosed Proxy will be voted in the manner specified by each Stockholder. A Proxy may be revoked by a Stockholder at any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. A Proxy shall be revoked if a Stockholder present at the Meeting elects to vote in person.

   Unless contrary instructions are indicated on a Proxy, all shares represented by valid Proxies received pursuant to this solicitation (and which have not been revoked or suspended before they are voted) will be voted FOR; (i) the election of six Directors; and (ii) the ratification and approval of the selection of Price Waterhouse LLP as the Company's independent auditors for the 1997 fiscal year.

   The cost of solicitation of Proxies will be borne by the Company. In addition to the use of mail, employees of the Company may solicit Proxies by telephone or other means, and the Company may employ Proxy soliciting agents who will receive customary compensation for such services. Upon request, the Company will reimburse brokers, dealers, bankers, and trustees, or their nominees, for reasonable expenses incurred by them in forwarding Proxy material to beneficial owners.

                                 VOTING RIGHTS

   Only Stockholders of record at the close of business on April 15, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, the issued and outstanding securities of the Company entitled to vote at the Meeting consisted of 3,886,243 shares of Common Stock, par value $0.05 per share (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote with respect to all matters to come before the Meeting. There are no cumulative voting rights.

   The Common Stock will be voted at the Meeting by ballots (in person or by Proxy) which are tabulated by a person appointed by the Board of Directors to serve as the inspector of election at the Meeting and who has executed and verified an oath of office. A majority of the voting power of the outstanding shares of the Common Stock, represented in person or by Proxy, will be required to constitute a quorum. Approval of each of the items will be decided by the affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon. Abstentions and broker non-votes are included in the determination of the number of shares present at the Meeting for quorum purposes. Abstentions will have no effect on the outcome of the election of directors, but will have the same effect as negative votes with respect to all other matters to come before the Meeting. Broker non-votes will have the same effect as negative votes with respect to all matters to come before the Meeting.

                             ELECTION OF DIRECTORS

   The Bylaws of the Company provide that the Board of Directors shall consist of five to fifteen members as fixed by the Board of Directors from time to time. The Board of Directors has fixed at six the number of directors which will constitute the Board of Directors for the ensuing year.

   Six directors of the Company are to be elected to serve until the next Annual Meeting of Stockholders or until the election and qualification of their respective successors. All the nominees named below currently serve as directors of the Company. The persons named in the accompanying Proxy intend to vote (unless authority to vote for directors is withheld in such Proxy) all duly executed Proxies unrevoked at the time of the exercise thereof for the election to the Board of all of the nominees named below, each of whom consented to be named herein and to serve as a director if elected at the Meeting. In the event that any nominee should become unavailable prior to the Meeting, the Proxy will be voted for a substitute nominee designated by the Board of Directors if a substitute nominee is designated. Listed below is certain information with respect to each current nominee for election as a director. For information concerning the number of shares of Common Stock beneficially owned by each nominee, see "Principal Stockholders."

   The Board of Directors recommends that the holders of Common Stock vote FOR the nominees listed below.


NAME                         AGE  POSITION                      A DIRECTOR SINCE
---------------------------  ---  ----------------------------  ----------------
Michael L. Harvey(1)(2)....   49  Director                                  1995
William P. Nicoletti.......   51  Chairman of the Board of                  1995
                                  Directors
Kenneth R. Peak(l)(2)......   51  Director                                  1995
Jeffrey B. Robinson........   52  President, Chief Executive                1994
                                  Officer and Director
Jeffrey L. Stevens(2)......   48  Director                                  1992
Walter C. Wilson(1)........   61  Director                                  1996

__________
(1) Member of the Compensation and Technical Committees.
(2) Member of the Audit Committee.

   Mr. Harvey has been a director of the Company since 1995. Since 1987, Mr. Harvey has been Chairman and Chief Executive Officer of the Gulfstar Companies. The Gulfstar Companies explore and develop oil and gas exclusively in the Gulf of Mexico. Mr. Harvey serves as a director of Gulfstar Energy, Inc., Gulfstar Petroleum Corporation, and Gulfstar Operating Company. Mr. Harvey also serves as a director of Black Diamond Exploration Corporation, a privately owned onshore exploration company focused upon exploration and development in South Texas. Mr. Harvey also serves on the advisory board of the Texas A&M University College of Business.

   Mr. Nicoletti has been a director of the Company since 1995 and has been Chairman of the Board of Directors since May 17, 1996. Since 1991, he has been Managing Director of Nicoletti & Company Inc., a private investment banking firm based in New York. Previously, Mr. Nicoletti was a Managing Director and head of the Energy and Natural Resources Group of PaineWebber Incorporated. He is a director of Star Gas Corporation, a propane gas distributor based in Stamford, Connecticut and StatesRail, Inc., a short line railroad holding company based in Dallas, Texas. See "Certain Transactions."

   Mr. Peak has been a director of the Company since 1995. Since 1990, Mr. Peak has been the President of Peak Enernomics, Incorporated, a company engaged in consulting activities in the oil and gas industry. Mr. Peak is a director of N.L. Industries, Inc., a manufacturer of titanium dioxide, and a director of Cellxion Inc., a private company engaged in the manufacturing of telecellular communication shelters and prison systems. Mr. Peak also serves on the management committee of the College of Arts and Sciences at Ohio University.

   Mr. Robinson has been the President, Chief Executive Officer and a director of the Company since 1994. Mr. Robinson was appointed on July 15, 1994, as President and Chief Executive Officer of the Company. From 1982 to 1994, Mr. Robinson was Vice President of Engineering and Operations with Amax Oil and Gas Inc.

   Mr. Stevens has been a director of the Company since 1992. Mr. Stevens joined the Company in 1974, and until January 15, 1997, served as Senior Vice President-Chief Financial Officer and Secretary for the Company. Also, since May 1991, Mr. Stevens has been President and Chief Executive Officer of Petroleum Financial, Inc.

Mr. Stevens is also a director of Crescent Operating, Inc., a lessee and operator of various types of assets, based in Fort Worth, Texas. See "Certain Transactions."

   Mr. Wilson has been a director of the Company since 1996. From 1978 to 1997 Mr. Wilson was a General Agent with Massachusetts Mutual Life Insurance Company in Houston, Texas. Mr. Wilson is also a director of Chesapeake Energy Corporation, an Oklahoma City based oil and gas exploration company and Earth Satellite Corporation, a Rockville, Maryland based satellite remote sensing company. Mr. Wilson is also a member of the Board of Trustees of Springfield College in Springfield, Massachusetts. See "Certain Transactions."

                             PRINCIPAL STOCKHOLDERS

   The following table sets forth information, as of April 15, 1997, as to the number of shares of Common Stock owned by: (i) the Chief Executive Officer and the current executive officers of the Company who earned over $100,000 during the Company's last fiscal year (the "Named Executive Officers"); (ii) each director; and (iii) all current executive officers and directors of the Company as a group. All shares are owned both of record and beneficially unless otherwise indicated. In determining the "Percent of Class" the Company used the number of shares issued and outstanding on April 15, 1997, consisting of 3,886,243 shares of Common Stock. As of April 15, 1997, there are no persons known to the Company who are beneficial owners of more than five percent of the Company's Common Stock.



                                             AMOUNT
                                          BENEFICIALLY
NAME AND ADDRESS OF BENEFICIAL OWNER          OWNED      PERCENT OF CLASS
----------------------------------------  -------------  -----------------
Michael L. Harvey.......................    11,369  (1)          0.3%
 c/o Amerac Energy Corporation, 1201
  Louisiana, Suite 3350, Houston, TX
  77002
William P. Nicoletti....................    66,777  (2)          1.7%
 Nicoletti & Company, Inc., 1155 Avenue
  of the Americas, New York, NY 10036
Kenneth R. Peak.........................    24,703  (3)          0.6%
 c/o Amerac Energy Corporation, 1201
  Louisiana, Suite 3350, Houston, TX
  77002
Jeffrey B. Robinson.....................   119,949  (4)          3.1%
 c/o Amerac Energy Corporation, 1201
  Louisiana, Suite 3350, Houston, TX
  77002
Richard J. Savoie.......................    12,769  (5)          0.3%
 c/o Amerac Energy Corporation, 1201
  Louisiana, Suite 3350, Houston, TX
  77002
Jeffrey L. Stevens......................    22,245  (6)          0.6%
 306 W. 7th, Suite 1025, Fort Worth,
  TX 76102
Walter C. Wilson........................    60,286  (7)          1.5%
 c/o Amerac Energy Corporation, 1201
  Louisiana, Suite 3350, Houston, TX
  77002
All directors and executive officers,
 as a group (8 persons).................   318,098  (8)          8.0%

__________
(1)  Includes vested options to purchase 6,000 shares of Common Stock.
(2) Includes vested options to purchase 6,000 shares of Common Stock and warrants to acquire an additional 2,666 shares of Common Stock.
(3)  Includes vested options to purchase 3,333 shares of Common Stock.
(4) Includes vested options to purchase 23,778 shares of Common Stock and warrants to acquire an additional 2,667 shares of Common Stock.
(5) Includes vested options to purchase 5,556 shares of Common Stock and warrants to acquire an additional 250 shares of Common Stock.
(6)  Includes vested options to purchase 14,689 shares of Common Stock.
(7)  Includes warrants to acquire 5,250 shares of Common Stock.
(8) The group's ownership includes vested options to purchase 59,356 shares of Common Stock and warrants to acquire an additional 10,833 shares of Common Stock.

EXECUTIVE OFFICERS OF THE COMPANY

   The executive officers of the Company are elected annually by the Board at its first meeting held following the Meeting, or as soon thereafter as necessary and convenient in order to fill vacancies or newly created offices. Each executive officer holds office until his resignation or removal or until his successor is duly elected and qualified. Any executive officer elected or appointed by the Board of Directors may be removed by the Board of Directors whenever in its judgment the best interests of the Company will be served thereby.

   The names of the Executive Officers of the Company, their ages, positions, and the dates of their employment are set forth below:




NAME                         AGE  POSITION HELD WITH THE COMPANY  EMPLOYED SINCE
---------------------------  ---  ------------------------------  --------------
Jeffrey B. Robinson........   52  Director, President and Chief          1994
                                  Executive Officer
Richard B. Hallett.........   42  Vice President-Chief                   1997
                                  Financial Officer and
                                  Secretary
Richard J. Savoie..........   50  Vice President-Engineering             1994

   Mr. Hallett has been Vice President-Chief Financial Officer and Secretary of the Company since January of 1997. From 1994 through 1996, Mr. Hallett was Senior Vice President of Finance for MG Natural Gas Corp. and MG Refining & Marketing, Inc. Previously, Mr. Hallett was employed by AMAX Inc., where from 1992 through 1994 he was Vice President of Finance for Amax Oil & Gas Inc. and Controller of Amax Energy Inc.

   Mr. Savoie has been Vice President-Engineering of the Company since 1994. From 1988 to 1994, Mr. Savoie was employed by Amax Oil & Gas Inc., where he served as Director of Engineering.

                 BOARD OF DIRECTORS AND COMMITTEES OF THE BOARD

   The Board of Directors held ten meetings during the year ended December 31, 1996. All serving directors attended all such Board of Directors meetings.

   The Audit Committee of the Board of Directors is responsible for, among other things, recommending the appointment of the independent public accountants and reviewing their compensation; assuring that proper guidelines are established for the dissemination of financial information; meeting periodically with the independent accountants, the Board of Directors and certain officers of the Company and its subsidiaries to assure the adequacy of internal controls and reporting; reviewing consolidated financial statements and performing any other duties or functions deemed appropriate by the Board of Directors. During 1996, this committee met three times. Messrs. Peak, Harvey and Stevens are members of the Audit Committee.

   The Compensation Committee of the Board of Directors is responsible for recommending compensation policies with respect to the directors, management and employees of the Company. During 1996, this committee met twice. Messrs. Wilson, Harvey and Peak are members of the Compensation Committee.

   The Technical Committee of the Board is responsible for reviewing all projects and acquisitions and monitoring the results of those projects and acquisitions. During 1996, this committee met five times. Messrs. Harvey, Peak and Wilson are members of the Technical Committee.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

   The following table sets forth the total compensation paid by the Company during the fiscal years 1996, 1995 and 1994, for the Named Executive Officers.

                                                                           ANNUAL COMPENSATION
                                                                      ----------------------------- SECURITIES
                                                                                 CASH      STOCK    UNDERLYING
NAME AND PRINCIPAL POSITION                                     YEAR   SALARY    BONUS     BONUS(1) OPTIONS(2)
--------------------------------------------------------------  ----  --------- --------  --------- -----------

Jeffrey B. Robinson-President and Chief Executive Officer(3)..  1996  $125,000  $60,000     $40,000      13,333
                                                                1995  $125,000  $28,000     $   -0-      36,000
                                                                1994  $ 60,657  $   -0-     $   -0-         -0-
Richard J. Savoie-Vice President-Engineering..................  1996  $ 97,500  $37,500     $12,500       6,667

__________
(1) Awards were based upon a fair market value on the award date of $4.65 per share.
(2) Other than stock options, there are no other forms of long-term compensation.
(3)  Mr. Robinson was elected Chief Executive Officer on July 15, 1994.

OPTION GRANTS

   The following table sets forth information regarding grants of stock options made during the fiscal year 1996, for the Named Executive Officers.

                                                                                         POTENTIAL
                                         PERCENT                                    REALIZABLE VALUE AT
                        NUMBER OF        OF TOTAL                                 ASSUMED ANNUAL RATES OF
                        SECURITIES    OPTIONS/SARS                                STOCK PRICE APPRECIATION
                        UNDERLYING       GRANTED      EXERCISE OF                      FOR OPTION TERM
                       OPTIONS/SARS   TO EMPLOYEES    BASE PRICE    EXPIRATION   ---------------------------
NAME                     GRANTED     IN FISCAL YEAR   ($/SHARE)        DATE           5%               10%
---------------------  ------------  --------------   -----------   ----------     -------           -------
Jeffrey B. Robinson..        13,333            44.4%        $4.65      3/20/06     $38,986           $98,811
Richard J. Savoie....         6,667            22.2%        $4.65      3/20/06     $19,494           $49,409

YEAR END OPTION VALUE TABLE

   The following table sets forth information at December 31, 1996, with respect to exercisable and unexercisable options held by the Named Executive Officers. The table also includes the value of "in-the-money" options which represents the spread between the exercise price of the existing stock options and the year end price of the Common Stock which was $8.37 per share.


                                 NUMBER OF SECURITIES UNDERLYING UNEXERCISED            VALUE OF IN-THE-MONEY OPTIONS/SARS AT
                                      OPTIONS/SARS AT DECEMBER 31, 1996                            DECEMBER 31, 1996
NAME                                    (#) EXERCISABLE/UNEXERCISABLE                       ($) EXERCISABLE/UNEXERCISABLE
---------------------------  ---------------------------------------------------  --------------------------------------------------

Jeffrey B. Robinson........                  13,778/35,555                                            82,402/183,509
Richard J. Savoie..........                   2,222/11,111                                             13,390/51,587

COMPENSATION OF DIRECTORS

   Non-employee directors receive a base retainer of $15,000, payable quarterly, one-half in cash and one-half in Common Stock; $500 per meeting attended and $200 per telephonic meeting payable in cash; and $1,000 per annum for serving on a committee and an additional $1,000 per annum for chairing a committee, payable quarterly in Common Stock. The Chairman of the Board of Directors of the Company receives an additional $30,000 per annum, payable quarterly in Common Stock. In 1996, Messrs. Harvey, Nicoletti and Peak were granted options to acquire 3,333 shares of Common Stock at $4.65 per share; Petroleum Financial, Inc., which is controlled by Mr. Stevens, was granted an option to acquire 6,667 shares of Common Stock at $4.65 per share; and Mr. Wilson was granted an option to acquire 3,334 shares of Common Stock at $9.00 per share, under the Company's stock option plan.

REPORTS UNDER SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, require the Company's executive officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies.

   Based solely on its review of the copies of such forms received by it, or written representations from such persons, the Company is not aware of any person who failed to file any reports required by Section 16(a) for fiscal 1996.

                              CERTAIN TRANSACTIONS

   Effective January 1, 1997, the Company entered into an agreement with a group of investors to participate in a program of three dimensional seismic evaluation, lease acquisition, drilling and development operations in certain undeveloped properties in a defined area on the Eastern Shelf of the Permian Basin in Texas (the "Exploitation Agreement"). The group is to invest a minimum of $1.2 million for 50% of the Company's interest in these properties. After payout the Company will have a 20% reversionary interest in the property from the investor group in the first ten prospects and a 10% reversionary interest in the next ten prospects. The investor group will reimburse the Company for a portion of the general and administrative costs related to the project. The agreed upon reimbursement for 1997 is $200,000. For each $1,000 invested by the investor group they will earn warrants that allow the investor to purchase

41.667 shares of the Company's Common Stock at $5.76 per share, which represents a premium over the price of the underlying Common Stock at the time the warrants were priced. The warrants will expire on November 18, 1999 and the maximum number of shares of Common Stock that can be acquired pursuant to the exercise of warrants is 50,000 shares. Mr. Walter C. Wilson, a director of the Company, is a party to the Exploitation Agreement and has committed to invest approximately $127,000, which will permit him to acquire up to 5,292 warrants. Mr. Wilson's share of the general and administrative cost reimbursement to the Company is approximately $20,000.

   The Company utilized the services of Bentley Securities Corporation ("Bentley") during 1996 in connection with the private placement of Common Stock and warrants and the Exploitation Agreement. William P. Nicoletti, Chairman of the Board of Directors of the Company, is a Senior Advisor to Bentley. Total fees paid to Bentley in 1996 were $327,500 ($280,000 in cash and $47,500 in Common Stock).

   In 1991, the Company entered into a service contract with Petroleum Financial, Inc. ("PFI") to perform all of the Company's financial and administrative functions. Through 1996, PFI was owned by the Company (26%) and Mr. Jeffrey L. Stevens, Senior Vice President and Chief Financial Officer (through January 1997) and director of the Company. Effective December 31, 1996, the Company agreed to relinquish its investment in PFI in exchange for final settlement of amounts owed to PFI for 1996 services rendered to the Company. As a result, the Company gave accounting recognition to the services received in exchange for its equity interest in PFI. The aggregate service fees for the years ended December 31, 1996, 1995, and 1994 were $385,000, $300,000 and $408,000, respectively. For 1997, PFI has agreed to perform its services for the Company at a monthly fee of $18,000, with possible upward or downward adjustments dependent on the workload.

                             SELECTION OF AUDITORS

   The Board of Directors has appointed the firm of Price Waterhouse LLP as independent public accountants for the Company for fiscal 1997, subject to ratification at the Meeting.

   Representatives of Price Waterhouse LLP will be present at the Meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions made at the Meeting. Price Waterhouse LLP served as the Company's independent accountants for the Company during the 1996, 1995 and 1994 fiscal years.

   The affirmative vote of a majority of the Common Stock voting power present at the Meeting is required for the approval of this proposal.

   The Board of Directors recommends a vote FOR this proposal.

                 INFORMATION CONCERNING STOCKHOLDERS PROPOSALS

A Stockholder intending to submit a proposal to be presented at the 1998 Annual Meeting of Stockholders must deliver such proposal in writing to the Company's principal executive offices no later than December 16, 1997.

             OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

   The Company knows of no matters other than those above stated which are to be brought before the Meeting. It is intended that the persons named in the Proxy will vote their Common Stock according to their best judgment if any other matters do properly come before the Meeting.

   WHETHER OR NOT YOU INTEND TO BE PRESENT AT THE MEETING, YOU ARE URGED TO RETURN THE ENCLOSED PROXY PROMPTLY. IF YOU ARE PRESENT AT THE MEETING AND WISH TO VOTE YOUR STOCK IN PERSON, THE PROXY SHALL, AT YOUR REQUEST, BE REVOKED, AND YOU MAY VOTE AT THE MEETING WITH RESPECT TO THOSE INDIVIDUAL MATTERS ON WHICH YOU ARE ENTITLED TO VOTE.

                                  By Order of the Board of Directors

                                   /s/ Richard B. Hallett

                                   RICHARD B. HALLETT
Dated April 18, 1997               Vice President-Chief Financial Officer and
                                   Secretary

                           AMERAC ENERGY CORPORATION
               1201 LOUISIANA, SUITE 3350, HOUSTON, TX 77002-5609

                  ANNUAL MEETING OF STOCKHOLDERS--MAY 28, 1997

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

 The undersigned hereby appoints Richard B. Hallett and Jeffrey B. Robinson, or either of them, proxies of the undersigned with full power of substitution, to vote all the shares of Common Stock, $.05 par value (the "Common Stock"), of Amerac Energy Corporation (the "Company") held of record by the undersigned on April 15, 1997, at the Annual Meeting of Stockholders to be held May 28, 1997 in the Highland Room of the Four Seasons Hotel, 1300 Lamar, Houston, Texas 77010 at 2:00 p.m. C.D.T. and at any adjournment thereof, as follows:

(1) Election of Directors:
  NOMINEES: Michael L. Harvey, William P. Nicoletti, Kenneth R. Peak, Jeffrey
  B. Robinson, Jeffrey L. Stevens, Walter C. Wilson
  [_] VOTE FOR all nominees listed above except vote withheld from following nominees (if any):
  -------------------------------------------------------------------------------------
  OR [_] VOTE WITHHELD from all nominees listed above.

(2) To ratify the selection of Price Waterhouse     [_] FOR   [_] AGAINST  [_] ABSTAIN
    LLP as the Company's independent public
    accountants for fiscal year 1997.

(3) In their discretion, the proxies are            [_] FOR   [_] AGAINST  [_] ABSTAIN
    authorized to vote upon such matters as may
    properly come before the meeting or any
    other adjournment thereof.


                                              (To be signed on the reverse side)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" ITEMS (1) and (2), AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

                                           Signature: _________________________
                                           Signature: _________________________
                                           Dated: _____________________________

                                           Please date this Proxy and sign
                                           your name exactly as it appears
                                           hereon. When there is more than one
                                           owner, each should sign. When
                                           signing as an attorney,
                                           administrator, executor, guardian,
                                           or trustee, please add your title
                                           as such. If executed by a
                                           corporation, this Proxy should be
                                           signed by a duly authorized
                                           officer. If a partnership, please
                                           sign in partnership name by
                                           authorized persons.

                                           Please return this Proxy Card in
                                           the enclosed envelope. No postage
                                           required if mailed in the United
                                           States.